                   SECURITIES AND EXCHANGE COMMISSION

                         450 Fifth Street, NW
                         Washington, DC  20549

                                FORM 8-K
                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              July 29, 1998
                   (date of earliest event reported)

                      PNC MORTGAGE SECURITIES CORP.
                as Depositor and Master Servicer under a
                     Pooling and Servicing Agreement
                         dated as of July 1, 1998
                       providing for the issuance of

                              $941,873,426.14

                    MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1998-6

                Delaware           333-50053            T/B/D

               (State or other    (Commission        (IRS Employer
                jurisdiction of    File Number)       Identification
                Incorporation)                        Number)

                            75 NORTH FAIRWAY DRIVE
                         VERNON HILLS, ILLINOIS  60061

                   (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (847) 549-6500

Item 5.     Other Events
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            The tables and materials filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption, were prepared by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

           The following Exhibit is filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

           P 99.1 Certain Computational Materials prepared by the Underwriter in connection with PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-6.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of PNC Mortgage Securities Corp. relating to its Mortgage Pass-Through Certificates, Series 1998-6.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PNC MORTGAGE SECURITIES CORP.

Date: July 29, 1998                         By: /s/Thomas G.  Lehmann
                                                ----------------------
                                                Thomas G. Lehmann
                                                Vice President and
                                                General Counsel